UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Resource Credit Income Fund

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215 (614) 469-3265	Lawrence S. Block Resource Credit Income Fund 717 Fifth Avenue, 14th Floor New York, NY 10022 (212) 705-5090

Registrant's telephone number, including area code: (212) 506-3899

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018 - March 31, 2019

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights
Class A	13
Class C	14
Class W	15
Class I	17
Class L	18
Notes to Financial Statements	19
Additional Information	26

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at 855-747-9559, or submit a signed letter of instruction requesting paperless reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 855-747-9559, or by submitting a signed letter of instruction requesting paper reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Resource Credit Income Fund	Shareholder Letter

March 31, 2019 (Unaudited)

Dear Shareholders:

It is our pleasure to present the Resource Credit Income Fund (the “Fund”) Semi-Annual Report for the six months ended March 31, 2019 (the “semi-annual period”). Resource Alternative Advisor, LLC (“we”, “our” or the “Adviser”) continues to implement thorough “bottom-up” fundamental analysis in an attempt to achieve the Fund’s core objectives to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

In evaluating a wide array of investment offerings, we aim to provide the Fund’s investors with a well-diversified portfolio in relation to industry, strategy and idiosyncratic risk. The Fund’s core assets include: Public Credit (primarily business development companies, commonly known as “BDCs”); Private Credit (institutional-access private credit funds); and Direct Credit (comprised of loans, bonds and CLO debt).

The Fund’s current target allocations within these strategies are as follows:

•	15% Public Credit
•	25% Private Credit
•	60% Direct Credit

At the end of 2017, we had reduced the Fund’s target allocation to Public Credit from 20% to 15% due to BDCs’ contribution to the Fund’s heightened volatility. However, in order to capitalize on anticipated regulatory shifts, the Fund has been overweight Public Credit during the semi-annual period ended March 31, 2019, and is currently at approximately 18%. The Securities and Exchange Commission (“SEC”) has proposed changes to the Acquired Fund Fees & Expenses reporting requirements for BDCs. If these changes are adopted by the SEC, the impacts could include the return of BDCs to various indices and increased institutional ownership, both of which would act as tailwinds for the space.

We have seen little movement in fundamental credit quality across the high-yield universe, as recent trends have displayed relatively flat leverage totals, default rates and interest coverage. As such, we see little reason to pursue significant strategic changes in portfolio positioning. While we do not anticipate a marked deterioration in economic backdrop, the Fund remains defensively positioned given “late-cycle” credit market conditions.

We have continued to scale and diversify the Fund’s Private Credit portfolio, including funding an initial capital call from Monroe Private Credit Fund III, Monroe Capital’s direct lending fund. The Fund now has six Private Credit investments. This segment of the portfolio provides investors with significant diversification by providing exposure to differentiated credit strategies, including direct origination, special situations and stressed credit, to which the Fund’s core investor base would otherwise not have access due to the private funds’ investor restrictions. We continue to place a high strategic value on the diversification, total return potential and idiosyncratic exposure these Private Credit investments bring to the Fund’s portfolio.

We continue to adhere to, and refine, our proprietary investment process - the Resource America Liquid Alternatives Score (“RALAS”). The disciplined and regimented approach embodied by RALAS helps inform each of our investment decisions and limits biases in our decision-making.

Fund Performance

For the semi-annual period ended March 31, 2019, the Fund posted a gain of 1.20%, delivering a positive return through a broad-based market correction. In the same period, the S&P/LSTA Leveraged Loan Total Return Index and the ICE of BAML US High Yield Index posted total returns of 0.41% and 2.41%, respectively. The Barclays U.S. Aggregate Bond Index, the Fund’s most widely recognized fixed income benchmark, returned 4.63% over that timeframe.

Positioning

From a high-level, we would note the shifting macro backdrop over the last six months. As recently as September 2018, the U.S. Federal Reserve (the “Fed”) had been communicating the potential for four interest rate hikes in 2019, before the fourth quarter market sell-off prompted the Fed’s “U-turn” that put rate hikes on hold.

We would emphasize that we viewed last year’s selloff as largely sentiment driven, as opposed to a signal of an economic downturn. In our view, a disconnect between market sentiment and economic fundamentals represents the definition of a buying opportunity. Purchasing credit investments at significant discounts (and deploying appreciable leverage for the first time) amid the misplaced panic propelled our start to 2019; since year-end 2018, the Fund has paid down leverage to “reload the gun” for the next such opportunity.

In its sudden dovish tilt, the Fed cited global economic “cross currents,” which largely translates into concerns about slowing growth in China and Europe. As export-orientated economies, China and Germany have unquestionably borne the burden of the recent U.S.-China trade war. We claim no special insight into negotiations, but believe China and the U.S. have a clear alignment of incentive to swiftly settle the disagreement. China’s economy has unquestionably slowed, although March 2019 Purchasing Managers Index (PMI) results reflected a modest rebound. The Trump Administration has seemingly tied its electoral fortune to the trade war. In our experience, whenever two parties have an incentive to get a deal done, a deal gets done.

Semi-Annual Report | March 31, 2019	1

Resource Credit Income Fund	Shareholder Letter

March 31, 2019 (Unaudited)

We believe the reconciliation of the trade war could reignite global growth, particularly in China and Germany, removing the “cross current” that had put the Fed on hold. The market is currently pricing a roughly 60% chance of interest rate cuts this year, likely amplified by the Trump Administration’s criticism of the Fed. In our view, the market simply has this rate outlook wrong.

U.S. GDP would likely need to print negative growth to justify the Fed stepping in to trim its interest rates — a prospect we view as exceptionally unlikely in 2019. While the cadence of job expansion has likely peaked, the U.S. continues to add jobs and initial jobless claims are currently at 49-year lows. ISM data has slowed relative to last year (which benefitted from fiscal stimulus), but remain expansive. If the U.S. economy were headed into a recession, or even a dramatic slowdown, these metrics would be markedly deteriorating.

In contradiction to the consensus, we take the view that the Fed will likely return to rate hikes this credit cycle. In an already stretched economy, particularly on the job front, a post-trade war jolt could enable the Fed to sneak in additional rate hikes.

Given our macro view, the Fund remains weighted toward floating-rate corporate credit. We have moderated our allocation to approximately 65% floating rate (from as much as 75% in recent quarters), acknowledging our view that it is probable that only one or two interest rate hikes remain in this credit cycle. Also informing our allocation, we believe that loans, as senior secured obligations, could provide a safe-haven for investors should economic conditions deteriorate.

Thank you for continued support in the Resource Credit Income Fund.

Sincerely,

Michael Terwilliger, CFA

Portfolio Manager

Resource Credit Income Fund

[1]	S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index (the Index) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

[2]	ICE BofAML US High Yield Index - The BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

[3]	Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Diversification does not ensure profit or prevent losses.

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.

Non-traded BDCs are subject to commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-traded BDCs are not liquid.

2	www.resourcealts.com

Resource Credit Income Fund	Portfolio Update

March 31, 2019 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2019, compared to its benchmark:

Resource Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	Since Inception*	Inception
Class A Shares	1.34%	6.73%	1.20%	6.73%	5.18%	11.68%	7.28%	4/17/2015
Class A Shares w/ Sales Charge	-4.45%	0.60%	-4.65%	0.60%	-0.86%	9.20%	5.46%	4/17/2015
Class C Shares	1.24%	6.47%	0.75%	6.47%	4.39%	11.36%	6.96%	4/17/2015
Class C Shares w/ Sales Charge(a)	-1.28%	3.88%	-1.72%	3.88%	1.85%	10.81%	6.56%	4/17/2015
Class I Shares	1.41%	6.79%	1.24%	6.79%	5.45%	11.95%	7.50%	4/17/2015
Class L Shares	1.28%	6.67%	0.98%	6.67%	4.91%	0.00%	4.65%	7/28/2017
Class L Shares w/ Sales Charge	-3.00%	2.12%	-3.29%	2.12%	0.44%	0.00%	1.95%	7/28/2017
Class W Shares	1.34%	6.64%	1.11%	6.64%	5.18%	11.58%	7.15%	4/17/2015
S&P/LSTA Leverage Loan Index	-0.17%	4.00%	0.40%	4.00%	2.97%	5.67%	3.77%	4/17/2015

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated February 1, 2019, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 4.40% for Class A, 5.22% for Class C, 4.45% for Class W, 4.25% for Class I and 4.71% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.08% for Class A, 4.84% for Class C, 4.09% for Class W, 3.84% for Class I and 4.34% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Semi-Annual Report | March 31, 2019	3

Resource Credit Income Fund	Portfolio Update

 March 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of March 31, 2019

Asset Type	Percent of Net Assets
Bonds & Notes	25.91%
Bank Loans	25.19%
Private Investment Funds	24.79%
Common Equity	16.88%
Preferred Stock	2.04%
Short Term Security	1.55%
Total Investments	96.36%
Securities Sold Short	-0.84%
Other Assets in Excess of Liabilities	4.48%
Net Assets	100.00%

4	www.resourcealts.com

Resource Credit Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Interest/Dividend Rate	Maturity	Principal	Value
BANK LOANS (25.19%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan(a)	1M US L + 7.75%	09/21/2026	$500,000	$501,250
ABG Intermediate Holdings 2 LLC, Second Lien Initial Term Loan(a)	1M US L + 7.75%, 1.00% Floor	09/29/2025	2,130,000	2,108,700
Advantage Sales & Marketing, Inc., Second Lien Term Loan(a)	1M US L + 6.50%, 1.00% Floor	07/25/2022	2,425,000	1,791,469
Asurion LLC, First Lien New B-7 Term Loan(a)	1M US L + 3.00%	11/03/2024	1,989,975	1,979,488
Asurion LLC, Second Lien Replacement B-2 Term Loan(a)	1M US L + 6.50%	08/04/2025	5,000,000	5,080,725
Ball Metalpack Finco LLC, Second Lien Initial Term Loan(a)	1M US L + 8.75%, 1.00% Floor	07/31/2026	3,000,000	2,850,000
BBB Industries US Holdings, Inc., Second Lien Term Loan(a)	3M US L + 8.50%	06/29/2026	5,000,000	4,918,750
CIBT Global, Inc., Second Lien Initial Term Loan(a)	3M US L + 7.75%, 1.00% Floor	06/01/2025	1,000,000	987,500
Coinamatic Canada, Inc., Second Lien Initial Canadian Term Loan(a)	1M US L + 7.00%, 1.00% Floor	05/12/2023	196,756	190,362
CRCI Longhorn Holdings, Inc., First Lien Closing Date Term Loan(a)	1M US L + 3.50%	08/08/2025	995,000	980,075
EagleView Technology Corp., First Lien Term Loan(a)	1M US L + 3.50%	08/14/2025	1,995,000	1,946,781
Equinox Holdings, Inc., Second Lien Initial Term Loan(a)	1M US L + 7.00%, 1.00% Floor	09/06/2024	5,250,000	5,287,196
Hyland Software, Inc., Second Lien Initial Term Loan(a)	1M US L + 7.00%, 0.75% Floor	07/07/2025	1,500,000	1,500,937
Jo-Ann Stores LLC, Second Lien Initial Term Loan(a)	1M US L + 9.25%, 1.00% Floor	05/21/2024	2,000,000	1,915,000
KeyW Corp., Second Lien Initial Term Loan(a)	1M US L + 8.75%, 1.00% Floor	05/08/2025	3,000,000	2,943,750
Kronos, Inc., First Lien Incremental Term Loan(a)	3M US L + 3.00%	11/01/2023	1,975,501	1,960,547
OEConnection LLC, Second Lien Term Loan(a)	1M US L + 8.00%, 1.00% Floor	11/22/2025	1,492,574	1,481,380
Outcomes Group Holdings, Inc., Second Lien Term Loan(a)	1M US L + 7.50%	10/26/2026	2,000,000	1,990,000
Restaurant Technologies, Inc., Second Lien Initial Term Loan(a)	1M US L + 6.50%	10/01/2026	1,000,000	1,002,500
Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan(a)	1M US L + 6.75%	06/26/2026	1,000,000	998,440
Tempo Acquisition LLC, First Lien Initial Term Loan(a)	1M US L + 3.00%	05/01/2024	2,989,861	2,965,956
UFC Holdings LLC, Second Lien Term Loan(a)	1M US L + 7.50%, 1.00% Floor	08/18/2024	250,000	251,770
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan(a)	1M US L + 7.75%, 1.00% Floor	08/25/2025	4,750,000	4,544,159
Viant Medical Holdings, Inc., Second Lien Initial Term Loan(a)	3M US L + 7.75%	07/02/2026	2,000,000	2,007,500
Wash MultiFamily Acquisition, Inc., Second Lien Initial US Term Loan(a)	1M US L + 7.00%, 1.00% Floor	05/15/2023	1,123,389	1,086,879
Winebow Holdings, Inc., Second Lien Term Loan(a)	1M US L + 7.50%, 1.00% Floor	01/02/2022	4,275,000	2,351,250

TOTAL BANK LOANS
(Cost $57,851,829)				55,622,364

BONDS & NOTES (25.91%)
ASSET BACKED SECURITIES (6.95%)
Apidos CLO XXII, Class E(a)(b)	3M US L + 7.25%	10/20/2027	1,000,000	992,587
Bowman Park CLO, Ltd., Class F(a)(b)(c)	3M US L + 7.00%	11/23/2025	1,000,000	961,513
Canyon Capital CLO 2014-1, Ltd., Class ER(a)(b)	3M US L + 7.70%	01/30/2031	1,000,000	885,871
Dryden 37 Senior Loan Fund, Class FR(a)(b)	3M US L + 7.48%	01/15/2031	2,312,500	2,046,190
Jamestown CLO V, Ltd., Class F(a)(b)(c)	3M US L + 5.85%	01/17/2027	1,400,000	1,243,262
OCP CLO 2013-4, Ltd., Class DR(a)(b)(c)	3M US L + 6.77%	04/24/2029	1,000,000	978,062
Octagon Investment Partners 36, Ltd., Class F(a)(b)	3M US L + 7.75%	04/15/2031	1,000,000	909,253
Octagon Investment Partners XIV, Ltd., Class ER(a)(b)(c)	3M US L + 8.35%	07/15/2029	2,132,000	2,017,870
Saranac Clo VII, Ltd., Class ER(a)(b)	3M US L + 6.72%	11/20/2029	500,000	474,476

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	5

Resource Credit Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Interest/Dividend Rate	Maturity	Principal	Value
ASSET BACKED SECURITIES (continued)
Tralee CLO II, Ltd., Class ER(a)(b)(c)	3M US L + 7.85%	07/20/2029	$1,000,000	$991,522
Tralee CLO II, Ltd., Class FR(a)(b)(c)	3M US L + 8.85%	07/20/2029	1,000,000	923,052
Trinitas CLO III, Ltd., Class F(a)(b)(c)	3M US L + 6.50%	07/15/2027	550,000	502,412
Venture XV CLO, Ltd., Class ER(a)(b)(c)	3M US L + 7.11%	07/15/2028	1,500,000	1,500,389
Voya CLO 2014-2, Ltd., Class ER(a)(b)	3M US L + 7.70%	04/17/2030	1,000,000	913,539
				15,339,998
CONVERTIBLE CORPORATE BOND (2.62%)
GSV Capital Corp.(c)	4.750%	03/28/2023	3,915,000	3,904,038
KeyW Holding Corp.(c)	2.500%	07/15/2019	5,000	4,976
Scorpio Tankers, Inc.(b)	2.375%	07/01/2019	108,000	106,674
Scorpio Tankers, Inc.	3.000%	05/15/2022	2,000,000	1,772,600
				5,788,288
CORPORATE BONDS (16.34%)
APX Group, Inc.(c)	8.750%	12/01/2020	300,000	295,500
Artesyn Embedded Technologies, Inc.(b)(c)	9.750%	10/15/2020	4,500,000	4,241,250
BioScrip, Inc.(c)	8.875%	02/15/2021	4,970,000	5,044,550
CEC Entertainment, Inc.(c)	8.000%	02/15/2022	5,674,000	5,276,820
Dole Food Co., Inc.(b)(c)	7.250%	06/15/2025	4,000,000	3,560,000
Eldorado Gold Corp.(b)(c)	6.125%	12/15/2020	2,000,000	1,962,400
Monitronics International, Inc.(c)	9.125%	04/01/2020	2,650,000	583,000
New Enterprise Stone & Lime Co., Inc.(b)(c)	10.125%	04/01/2022	500,000	508,750
New Enterprise Stone & Lime Co., Inc.(b)(c)	6.250%	03/15/2026	1,475,000	1,438,287
Pioneer Holdings LLC / Pioneer Finance Corp.(b)(c)	9.000%	11/01/2022	5,250,000	5,341,875
TransDigm, Inc.	6.375%	06/15/2026	3,000,000	2,980,800
Vertiv Intermediate Holding Corp.(b)(c)	12.000%	02/15/2022	5,000,000	4,843,750
				36,076,982
TOTAL BONDS & NOTES
(Cost $59,638,826)				57,205,268

	Shares	Value
COMMON EQUITY (16.88%)
BUSINESS DEVELOPMENT COMPANIES (14.29%)
Ares Capital Corp.(c)	457,701	7,844,995
BlackRock Capital Investment Corp.(c)	379,107	2,270,851
GSV Capital Corp.(c)(d)	417,793	3,166,871
Monroe Capital Corp.(c)	68,057	826,212
PennantPark Floating Rate Capital Ltd.(c)	203,698	2,609,371
PennantPark Investment Corp.(c)	523,402	3,616,708
Solar Capital Ltd.(c)	196,442	4,093,851
Solar Senior Capital Ltd.(c)	143,634	2,464,760
WhiteHorse Finance, Inc.(c)	327,252	4,646,978
		31,540,597

INVESTMENT COMPANIES (2.09%)
Apollo Investment Corp.(c)	106,332	1,609,867
FS KKR Capital Corp.(c)	350,189	2,118,643
TriplePoint Venture Growth BDC Corp.(c)	64,536	888,015
		4,616,525

TRADED REAL ESTATE INVESTMENT TRUSTS (0.50%)
Great Ajax Corp.(c)	80,878	1,111,264

TOTAL COMMON EQUITY
(Cost $35,857,664)		37,268,386

See Notes to Financial Statements.

6	www.resourcealts.com

Resource Credit Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Dividend Rate	Shares	Value
PREFERRED STOCKS (2.04%)
DIVERSIFIED FINANCIAL SERVICES (2.04%)
RoundPoint Mortgage Servicing Corp.(b)(d)(e)	8.000%	45,000	$4,500,000

TOTAL PREFERRED STOCKS
(Cost $4,500,000)			4,500,000

PRIVATE INVESTMENT FUNDS (24.79%)
BlackRock Global Credit Opportunities Fund, LP(e)(f)			9,497,923
CVC European Midmarket Solutions Fund(e)(f)			11,904,250
GoldenTree Credit Opportunities Fund(e)(f)			9,677,028
GSO Credit Alpha Fund II LP(e)(f)			3,645,416
Monroe Capital Private Credit Fund III LP(e)(f)			4,053,016
Tree Line Credit Strategies LP(e)(f)			15,940,884

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $54,780,609)			54,718,517

SHORT TERM INVESTMENTS (1.55%)
Dreyfus Treasury Cash Management, Institutional Class, 2.30%(g)		3,412,056	3,412,056

TOTAL SHORT TERM INVESTMENTS
(Cost $3,412,056)			3,412,056

INVESTMENTS, AT VALUE (96.36%)
(Cost $216,040,984)			$212,726,591

SECURITIES SOLD SHORT (-0.84%)
(Proceeds $1,643,263)			$(1,856,280)

Other Assets In Excess Of Liabilities (4.48%)(h)			9,899,089

NET ASSETS (100.00%)			$220,769,400

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of March 31, 2019 was 2.49%

3M US L - 3 Month LIBOR as of March 31, 2019 was 2.60%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate market value of those securities was $41,842,984, representing 18.95% of net assets.
(c)	All or a portion of each of these securities may be segregated as collateral for the Fund's line of credit. The aggregate market value of those securities was $80,083,004.
(d)	Non-income producing security.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $59,218,517, representing 26.83% of net assets.
(f)	Illiquid/restricted security. See chart below.
(g)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2019.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	7

Resource Credit Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

(h)	Includes cash held as collateral.

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 03/31/2019	BlackRock Global Credit Opportunities Fund, LP	$9,190,391	$9,497,923	4.30%
09/30/2017- 12/31/2018	CVC European Midmarket Solutions Fund	12,013,585	11,904,250	5.39%
10/30/2015- 12/31/2018	GoldenTree Credit Opportunities Fund	10,000,000	9,677,028	4.39%
06/30/2018 - 12/31/2018	GSO Credit Alpha Fund II LP	3,576,633	3,645,416	1.65%
09/30/2018 - 03/31/2019	Monroe Capital Private Credit Fund III LP	4,000,000	4,053,016	1.84%
12/31/2017 - 03/31/2019	Tree Line Credit Strategies LP	16,000,000	15,940,884	7.22%
	Total	$54,780,609	$54,718,517	24.79%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2019
BlackRock Global Credit Opportunities Fund, LP	$9,497,923	N/A	N/A	$10,809,609
CVC European Midmarket Solutions Fund	11,904,250	N/A	N/A	3,086,541
GoldenTree Credit Opportunities Fund(a)	9,677,028	Semi-Annual	90	–
GSO Credit Alpha Fund II LP	3,645,416	N/A	N/A	10,412,486
Monroe Capital Private Credit Fund III LP	4,053,016	N/A	N/A	6,000,000
Tree Line Credit Strategies LP	15,940,884	Quarterly	90	–

(a)	Redemptions are subject to a two-year holding period, and may be limited to 10% per redemption date, or 20% during any 12 month period, past which redemptions would be processed on a pro rata basis.

SCHEDULE OF SECURITIES SOLD SHORT

	Interest Rate	Maturity	Principal	Value
CORPORATE BONDS
GE Capital International Funding Co. Unlimited Co	4.418%	11/15/2035	(2,000,000)	$(1,856,280)

TOTAL CORPORATE BONDS				(1,856,280)

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,643,263)				$(1,856,280)

See Notes to Financial Statements.

8	www.resourcealts.com

Resource Credit Income Fund	Statement of Assets and Liabilities

March 31, 2019 (Unaudited)

ASSETS
Investments, at value (Cost $216,040,984)	$212,726,591
Cash	288,394
Due from broker	1,647,239
Dividends and interest receivable	2,991,055
Receivable for securities sold	4,742,164
Receivable for Fund shares sold	851,246
Prepaid expenses and other assets	43,696
Total assets	223,290,385

LIABILITIES
Securities sold short (Proceeds 1,643,263)	1,856,280
Payable for investments purchased	100,000
Payable for fund shares redeemed	13,843
Payable due to adviser	305,247
Payable for interest expense on securities sold short	33,440
Administration fees payable	52,549
Custody fees payable	17,111
Payable for compliance services fees	12,543
Distribution fees payable	24,200
Shareholder servicing fees payable	33,995
Payable for transfer agency fees	26,093
Accrued expenses and other liabilities	45,684
Total liabilities	2,520,985
NET ASSETS	$220,769,400

NET ASSETS CONSISTS OF
Paid-in capital	$223,098,748
Total distributable earnings	(2,329,348)
NET ASSETS	$220,769,400

PRICING OF SHARES
Class A
Net Assets	$33,880,884
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,121,216
Net Asset Value and redemption price per share(a)	$10.86
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$11.52
Class C
Net Assets	$35,029,746
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,190,769
Net Asset Value, offering and redemption price per share(a)	$10.98
Class W
Net Assets	$84,040,078
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,744,762
Net Asset Value, offering and redemption price per share	$10.85
Class I
Net Assets	$55,374,921
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,090,433
Net Asset Value, offering and redemption price per share	$10.88
Class L
Net Assets	$12,443,771
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,146,864
Net Asset Value and redemption price per share	$10.85
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$11.33

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	9

Resource Credit Income Fund	Statement of Operations

For the Six Months Ended March 31, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$3,827,432
Interest	5,497,546
Total investment income	9,324,978

EXPENSES
Investment advisory fees (Note 3)	1,783,036
Administrative fees (Note 3)	124,475
Distribution fees (Note 3):
Class C	115,178
Class L	12,923
Shareholder servicing fees (Note 3):
Class A	37,297
Class C	38,393
Class W	98,260
Class L	12,923
Interest expense (Note 7)	67,865
Interest expense on securities sold short	37,818
Transfer agent fees (Note 3)	127,385
Audit fees	10,731
Legal fees	30,527
Printing expense	91,424
Registration fees	37,426
Custody fees	34,987
Trustee fees and expenses (Note 3)	24,431
Compliance services fees (Note 3)	91,290
Networking Fees:
Class A	1,960
Class C	2,274
Class W	4,250
Class I	3,139
Class L	533
Other expenses	37,322
Total expenses	2,825,847
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(142,269)
Total net expenses	2,683,578
NET INVESTMENT INCOME	6,641,400
Net realized loss on investments	(547,078)
Net change in unrealized depreciation on investments	(3,063,487)
Net change in unrealized depreciation on securities sold short	(213,017)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,823,582)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,817,818

See Notes to Financial Statements.

10	www.resourcealts.com

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
OPERATIONS
Net investment income	$6,641,400	$7,592,785
Net realized gain/(loss)	(547,078)	346,966
Long-term capital gains distributions from other investment companies	–	55,134
Net change in unrealized depreciation	(3,276,504)	(1,273,653)
Net increase in net assets resulting from operations	2,817,818	6,721,232

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(1,047,725)	(1,285,527)
Class C	(935,162)	(855,635)
Class W	(2,701,902)	(2,974,317)
Class I	(1,550,220)	(940,703)
Class L	(343,374)	(362,054)
From return of capital:
Class A	–	(201,747)
Class C	–	(140,920)
Class W	–	(485,745)
Class I	–	(166,346)
Class L	–	(59,569)
Net decrease in net assets from distributions	(6,578,383)	(7,472,563)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	4,968,650	14,588,691
Distributions reinvested	575,793	811,960
Cost of shares redeemed	(748,169)	(1,630,897)
Net increase from capital shares transactions	4,796,274	13,769,754
Class C
Proceeds from sales of shares	9,139,734	18,238,698
Distributions reinvested	566,662	661,140
Cost of shares redeemed	(737,770)	(1,048,083)
Net Transferred in/(out)	(83,853)	–
Net increase from capital shares transactions	8,884,773	17,851,755
Class W
Proceeds from sales of shares	30,127,955	50,950,259
Distributions reinvested	1,302,006	1,634,354
Cost of shares redeemed	(11,237,148)	(3,752,387)
Net Transferred in/(out)	(9,560,942)	–
Net increase from capital shares transactions	10,631,871	48,832,226
Class I
Proceeds from sales of shares	17,291,281	26,698,003
Distributions reinvested	764,424	583,677
Cost of shares redeemed	(1,159,574)	(813,196)
Net Transferred in/(out)	9,678,493	–
Net increase from capital shares transactions	26,574,624	26,468,484
Class L
Proceeds from sales of shares	2,502,265	7,941,082
Distributions reinvested	183,709	209,121
Cost of shares redeemed	(87,595)	(441,477)
Net Transferred in/(out)	(33,698)	–
Net increase from capital shares transactions	2,564,681	7,708,726
Net increase in net assets	49,691,658	113,879,614

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	11

Resource Credit Income Fund	Statements of Changes in Net Assets (continued)

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
NET ASSETS
Beginning of period	171,077,742	57,198,128
End of period	$220,769,400	$171,077,742

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	457,294	1,309,446
Distributions reinvested	54,515	73,338
Redeemed	(69,041)	(146,683)
Net increase in capital shares	442,768	1,236,101

Class C
Issued	831,015	1,619,485
Distributions reinvested	53,072	59,026
Redeemed	(67,590)	(93,467)
Net Transferred in/(out)	(7,636)	–
Net increase in capital shares	808,861	1,585,044

Class W
Issued	2,780,762	4,572,518
Distributions reinvested	123,602	147,634
Redeemed	(1,051,939)	(337,423)
Net Transferred in/(out)	(896,001)	–
Net increase in capital shares	956,424	4,382,729

Class I
Issued	1,588,007	2,386,225
Distributions reinvested	71,878	52,619
Redeemed	(106,917)	(73,151)
Net Transferred in/(out)	904,242	–
Net increase in capital shares	2,457,210	2,365,693

Class L
Issued	230,089	711,812
Distributions reinvested	17,363	18,887
Redeemed	(8,230)	(39,847)
Net Transferred in/(out)	(3,069)	–
Net increase in capital shares	236,153	690,852

See Notes to Financial Statements.

12	www.resourcealts.com

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.09		$11.13	$10.26		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.37		0.79	0.57		0.43		–
Net realized and unrealized gain/(loss) on investments	(0.25)		(0.13)	1.02		0.18		–
Total income from investment operations	0.12		0.66	1.59		0.61		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.57)	(0.47)		(0.27)		–
From net realized gain on investments	–		(0.04)	(0.16)		–		–
From return of capital	–		(0.09)	(0.09)		(0.08)		–
Total distributions	(0.35)		(0.70)	(0.72)		(0.35)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.23)		(0.04)	0.87		0.26		–
NET ASSET VALUE, END OF PERIOD	$10.86		$11.09	$11.13		$10.26		$10.00

TOTAL RETURN(c)	1.20	%(d)	6.09%	15.79	%(d)	6.22	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$33,881		$29,712	$16,049		$4,043		$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense and interest expense on securities sold short:(e)
Expenses, gross	2.84	%(f)	2.93%	4.90%		31.46%		472.13	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.70	%(f)	2.61%	2.59%		2.59%		0.02	%(f)
Excluding interest expense and interest expense on securities sold short:(e)
Expenses, gross	2.73	%(f)	2.91%	4.90%		34.54%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59	%(f)	2.59%	2.59%		2.59%		N/A	(f)
Net investment income(e)	6.91	%(f)	7.06%	5.20%		4.43%		0.00	%(f)

PORTFOLIO TURNOVER RATE	15	%(g)	43%	39%		22%		0	%(g)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–		$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–		$–	$–		$1,032,060		$–

(a)	The Fund's Class A commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	13

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.22		$11.25	$10.36		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.34		0.72	0.50		0.59		–
Net realized and unrealized gain/(loss) on investments	(0.27)		(0.13)	1.03		0.08		–
Total income from investment operations	0.07		0.59	1.53		0.67		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.31)		(0.50)	(0.40)		(0.24)		–
From net realized gain on investments	–		(0.04)	(0.16)		–		–
From return of capital	–		(0.08)	(0.08)		(0.07)		–
Total distributions	(0.31)		(0.62)	(0.64)		(0.31)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.24)		(0.03)	0.89		0.36		–
NET ASSET VALUE, END OF PERIOD	$10.98		$11.22	$11.25		$10.36		$10.00

TOTAL RETURN(c)	0.75	%(d)	5.39%	15.03	%(d)	6.85	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$35,030		$26,720	$8,965		$434		$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense and interest expense on securities sold short:(e)
Expenses, gross	3.60	%(f)	3.75%	5.28%		18.42%		473.06	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.45	%(f)	3.37%	3.34%		3.34%		0.02	%(f)
Excluding interest expense and interest expense on securities sold short:(e)
Expenses, gross	3.49	%(f)	3.72%	5.28%		18.42%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34	%(f)	3.34%	3.34%		3.34%		N/A	(f)
Net investment income(e)	6.21	%(f)	6.38%	4.46%		5.85%		0.00	%(f)

PORTFOLIO TURNOVER RATE	15	%(g)	43%	39%		22%		0	%(g)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–		$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–		$–	$–		$1,032,060		$–

(a)	The Fund's Class C commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

14	www.resourcealts.com

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.09		$11.12	$10.24		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.37		0.79	0.58		0.63		–
Net realized and unrealized gain/(loss) on investments	(0.26)		(0.12)	1.01		(0.07	)(c)	–
Total income from investment operations	0.11		0.67	1.59		0.56		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.57)	(0.46)		(0.25)		–
From net realized gain on investments	–		(0.04)	(0.16)		–		–
From return of capital	–		(0.09)	(0.09)		(0.07)		–
Total distributions	(0.35)		(0.70)	(0.71)		(0.32)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.24)		(0.03)	0.88		0.24		–
NET ASSET VALUE, END OF PERIOD	$10.85		$11.09	$11.12		$10.24		$10.00

TOTAL RETURN(d)	1.11	%(e)	6.19%	15.77	%(e)	5.74	%(e)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$84,040		$75,275	$26,757		$494		$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense and interest expense on securities sold short:(f)
Expenses, gross	2.84	%(g)	2.98%	4.35%		17.52%		472.69	%(g)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.70	%(g)	2.62%	2.61	%(h)	3.09%		0.04	%(g)
Excluding interest expense and interest expense on securities sold short:(f)
Expenses, gross	2.73	%(g)	2.95%	4.35%		17.52%		N/A	(g)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59	%(g)	2.59%	2.61	%(h)	3.09%		N/A	(g)
Net investment income(f)	6.94	%(g)	7.10%	5.22	%(h)	6.24%		0.00	%(g)

PORTFOLIO TURNOVER RATE	15	%(i)	43%	39%		22%		0	%(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–		$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–		$–	$–		$1,032,060		$–

(a)	The Fund's Class W commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	15

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(g)	Annualized.
(h)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.
(i)	Not annualized.

See Notes to Financial Statements.

16	www.resourcealts.com

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.12		$11.15	$10.28		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.39		0.84	0.63		0.35		–
Net realized and unrealized gain/(loss) on investments	(0.27)		(0.14)	0.99		0.28		–
Total income from investment operations	0.12		0.70	1.62		0.63		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.36)		(0.60)	(0.50)		(0.27)		–
From net realized gain on investments	–		(0.04)	(0.16)		–		–
From return of capital	–		(0.09)	(0.09)		(0.08)		–
Total distributions	(0.36)		(0.73)	(0.75)		(0.35)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.24)		(0.03)	0.87		0.28		–
NET ASSET VALUE, END OF PERIOD	$10.88		$11.12	$11.15		$10.28		$10.00

TOTAL RETURN(c)	1.24	%(d)	6.46%	16.07	%(d)	6.42	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$55,375		$29,273	$2,982		$213		$200

RATIOS TO AVERAGE NET ASSETS
Including interest expense and interest expense on securities sold short:(e)
Expenses, gross	2.61	%(f)	2.78%	4.45%		72.33%		430.52	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.46	%(f)	2.37%	2.34%		2.34%		0.03	%(f)
Excluding interest expense and interest expense on securities sold short:(e)
Expenses, gross	2.49	%(f)	2.75%	4.45%		72.33%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34	%(f)	2.34%	2.34%		2.34%		N/A	(f)
Net investment income(e)	7.29	%(f)	7.51%	5.71%		3.53%		0.00	%(f)

PORTFOLIO TURNOVER RATE	15	%(g)	43%	39%		22%		0	%(g)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–		$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–		$–	$–		$1,032,060		$–

(a)	The Fund's Class I commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	17

Resource Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.09		$11.12	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.36		0.77	0.13
Net realized and unrealized loss on investments	(0.26)		(0.13)	(0.03	)(c)
Total income from investment operations	0.10		0.64	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.34)		(0.55)	(0.10)
From net realized gain on investments	–		(0.04)	(0.04)
From return of capital	–		(0.08)	(0.03)
Total distributions	(0.34)		(0.67)	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.24)		(0.03)	(0.07)
NET ASSET VALUE, END OF PERIOD	$10.85		$11.09	$11.12

TOTAL RETURN(d)	0.98	%(e)	5.92%	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$12,444		$10,098	$2,445

RATIOS TO AVERAGE NET ASSETS
Including interest expense and interest expense on securities sold short:(f)
Expenses, gross	3.10	%(g)	3.24%	4.39	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.95	%(g)	2.87%	2.84	%(g)
Excluding interest expense and interest expense on securities sold short:(f)
Expenses, gross	2.99	%(g)	3.21%	4.39	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.84	%(g)	2.84%	2.84	%(g)
Net investment income (f)	6.66	%(g)	6.92%	6.67	%(g)

PORTFOLIO TURNOVER RATE	15	%(h)	43%	39	%(h)(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–		$–	$–
Asset coverage per $1,000 (000s)	$–		$–	$–

(a)	The Fund's Class L commenced operations on July 28, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Financial Statements.

18	www.resourcealts.com

Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

1. ORGANIZATION

Resource Credit Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. Effective April 11, 2017 the Fund’s investment advisory agreement was transferred from Resource Financial Fund Management, Inc. to an affiliate, Resource Alternative Advisor, LLC (the “Adviser”). The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund is non-diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares; all classes of shares except Class L commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standards Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized debt obligation (CDO) debt and equity securities, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s Board of Trustees (the “Board”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s Fair Value Committee an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Fair Value Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Semi-Annual Report | March 31, 2019	19

Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds determine their investment assets at fair value and generally report a NAV on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Fair Value Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund may invest in debt instruments which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution that acts as agent for all Lenders (the “Agent”). Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the six months ended March 31, 2019, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

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Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Various inputs are used in determining the fair value of the Fund’s investments as of March 31, 2019. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2019:

Resource Credit Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bank Loans	$–	$55,622,364	$–	$–	$55,622,364
Bonds & Notes(a)	–	57,205,268	–	–	57,205,268
Common Equity(a)	37,268,386	–	–	–	37,268,386
Preferred Stocks(a)	–	–	4,500,000	–	4,500,000
Private Investment Funds
(Measured at net asset value)(b)	–	–	–	54,718,517	54,718,517
Short Term Investments	3,412,056	–	–	–	3,412,056
TOTAL	$40,680,442	$112,827,632	$4,500,000	$54,718,517	$212,726,591

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Securities Sold Short
Corporate Bonds	$–	$(1,856,280)	$–	$–	$(1,856,280)
TOTAL	$–	$(1,856,280)	$–	$–	$(1,856,280)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Semi-Annual Report | March 31, 2019	21

Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Asset Type	Balance as of September 30, 2018	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2019	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2019
Commercial Mortgage Backed Securities	$117,306	$–	$–	$(68,018)	$22,281	$–	$(71,569)	$–	$–	$–	$–
Preferred Stocks	4,500,000	–	–	–	–	–	–	–	–	4,500,000	–
	$4,617,306	$–	$–	$(68,018)	$22,281	$–	$(71,569)	$–	$–	$4,500,000	$–

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2018 are as follows:

	Fair Value at 3/31/2019	Valuation Technique	Unobservable Input	Range
Preferred Stocks	$4,500,000	Purchase Price	Purchase Price	N/A

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Purchase Price	Increase	Decrease

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Note that distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

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Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives a monthly base management fee calculated at an annual rate of 1.85% of the average daily net assets of the Fund. For the six months ended March 31, 2019, the Fund incurred $1,783,036 in base management fees.

The Adviser has contractually agreed to waive all or part of its advisory fees (excluding any incentive fee) and/or make payments to limit Fund expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2021, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. During the six months ended March 31, 2019, the Adviser waived fees and reimbursed expenses of $142,269.

As of March 31, 2019, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Fund	2019	2020	2021	2022
Resource Credit Income Fund	$319,464	$476,492	$389,990	$142,269

An incentive fee is also payable to the Adviser. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the six months ended March 31, 2019, there was no incentive fee incurred.

Semi-Annual Report | March 31, 2019	23

Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

CCO/Compliance Services – Pursuant to a Compliance Services Agreement between the Fund and Resource America, Inc. (acting together with the Adviser and certain other affiliates (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provides compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s Prospectuses and Statement of Additional Information.

The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Board.

In return for the services provided under the CSA, the Fund pays Resource a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,666.66 (1/12 of $200,000).

For the six months ended March 31, 2019, the Fund incurred $91,290 with respect to fees associated with compliance services under the CSA.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the six months ended March 31, 2019, the Fund incurred shareholder servicing fees of $186,873. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the six months ended March 31, 2019, the Fund accrued $128,101 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months ended March 31, 2019, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or the Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2019 amounted to $73,556,391 and $29,000,828, respectively.

5. TAX BASIS INFORMATION

The tax characteristics of distributions paid for the year ended September 30, 2018 were as follows:

September 30, 2018	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Credit Income Fund	$6,167,239	$250,997	$1,054,327

24	www.resourcealts.com

Resource Credit Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

The following information is computed on a tax basis for each item as of March 31, 2019:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Credit Income Fund	$4,204,654	$(7,805,814)	$(3,601,160)	$216,114,734

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the six months ended March 31, 2019, the Fund completed two quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. For the six months ended March 31, 2019, none of the quarterly repurchase offers were oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 17, 2018	December 17, 2018
Repurchase Request Deadline	October 17, 2018	January 16, 2019
Repurchase Pricing Date	October 17, 2018	January 16, 2019
Amount Repurchased	$2,833,097	$11,137,159
Shares Repurchased	256,636	1,047,081

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s three-month LIBOR plus 95 basis points at the time of borrowing. During the six months ended March 31, 2019, the Fund incurred $67,865 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the six months ended March 31, 2019 were $3,253,094 and 3.37%, respectively. The largest outstanding borrowing during the six months ended March 31, 2019 was $16,601,214. As of March 31, 2019, the Fund had no outstanding borrowings. As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of March 31, 2019, the Fund had $80,083,004 in securities pledged as collateral for the line of credit.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on April 17, 2019 which resulted in 776,380 shares of the Fund being repurchased for $8,510,827.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2019	25

Resource Credit Income Fund	Additional Information

March 31, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting on November 9, 2018, the Board of Trustees (the “Board” or “Trustees”) of Resource Credit Income Fund (the “Fund” or the “Trust”), including a majority of the independent Trustees, approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Resource Alternative Advisor, LLC (“Resource Alternative” or the “Adviser”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Adviser and the Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board examined the nature, extent and quality of the services provided by Resource Alternative to the Fund. They noted that the Board receives a significant level of input and quality materials from Resource Alternative and provides professional managerial and operational teams to run and support the Fund. They further noted that Resource Alternative continues to invest in high quality professional personnel to support the Fund. Resource Alternative reported that its parent company has extensive experience sponsoring investment funds.

The Trustees discussed the nature of Resource Alternative’s operations, the quality of Resource Alternative’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Trustees confirmed that they saw a clear focus from the Adviser’s management team on compliance and efforts to use additional technology to automate compliance functions and remove human error. The Board considered the support provided by C-III Capital Partners LLC across all functions of the Adviser. The Board additionally commented that they appreciated their access to the portfolio management team and senior firm managers with Resource Alternative, the continued strong communication to the Board by Resource Alternative, and high level of service to benefit the Fund’s shareholders. The Trustees further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by Resource Alternative to mitigate those risks. They also discussed Resource Alternative’s practices for monitoring compliance with the Fund’s investment limitations as well as Resource Alternative’s broker-dealer selection practices. The Trustees concluded that Resource Alternative had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the continued performance of its duties under the Advisory Agreement. Accordingly, the Board agreed that the nature, overall quality and extent of the management services provided by Resource Alternative to the Fund were satisfactory.

Performance. The Trustees considered the performance of the Fund. They noted that the Fund outperformed its peer group average, Morningstar category average, and S&P/LSTA Leveraged Loan Total Return Index over the since inception period. The Board noted that the Fund outperformed the S&P/LSTA Leveraged Loan Total Return Index and its primary peer fund over the prior year, was in-line with the peer group average, and slightly underperformed the Morningstar category average. The Trustees noted the difficulties of comparing to the Morningstar category average due to the wide range of strategies contained within the category. The Trustees expressed their appreciation for the performance and the careful, thoughtful and professional manner in which Resource Alternative implemented the strategy. They reasoned that Resource Alternative was managing the Fund’s portfolio in accordance with prospectus guidelines and concluded that the Fund’s performance was satisfactory.

26	www.resourcealts.com

Resource Credit Income Fund	Additional Information

March 31, 2019 (Unaudited)

Fees and Expenses. The Board noted that Resource Alternative charges a 1.85% annual advisory fee based on the average net assets of the Fund, and that while the fee was above average of the Fund’s peer group, the fee was within the ranges of the Fund’s immediate peer group and the larger Morningstar category. With respect to the Fund’s expenses, the Board noted that while it was above the averages of its peers, it fell within the range of the group. The Trustees further noted the expense cap in place, and after further discussion, agreed that the Fund’s fees and expenses were not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They considered that Resource Alternative reported that it had not yet received material benefits related to economies of scale, but that such economies may be realized as the Fund grows. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability and Indirect Benefits. The Trustees reviewed the profitability analysis provided by Resource Alternative and noted that Resource Alternative had estimated that it incurred a loss over the past fiscal year from its work for the Fund, due in part to its participation in the Fund’s fee waiver and expense limitation arrangement. The Trustees acknowledged indirect benefits received by the Adviser related to compensation paid to its affiliates for compliance and distribution services provided to the Fund. The Board agreed that such compensation was appropriate for the services received. The Board further acknowledged that the Adviser was not making a profit on the Fund and accordingly, concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from Resource Alternative as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

Semi-Annual Report | March 31, 2019	27

INVESTMENT ADVISER

Resource Alternative Advisor, LLC

717 Fifth Avenue, 14th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Resource Credit Income Fund.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  June 6, 2019

By:	/s/ Brian Hawkins
Brian Hawkins
Treasurer (Principal Financial Officer)

Date:  June 6, 2019